Exhibit 32.1
                            CERTIFICATION PURSUANT TO

                              18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




I, J. Earl Terris, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Foothills Resources, Inc., for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Foothills Resources, Inc.

Date: March 31, 2005                          /s/ J. Earl Terris
                                              --------------------------------
                                              J. Earl Terris
                                              President, C.E.O. and Director
                                              (Principal Executive Officer)